Exhibit 99.1
For Immediate Release
Starwood Property Trust Reports Results for
Quarter Ended September 30, 2026
– Quarterly GAAP Loss of $1.08, Distributable Earnings (DE) of $0.31 and DE Prior to Realized Commercial Lending Gains and Losses of $0.41 per Diluted Share –
– Invested $3.2 Billion in the Quarter and $8.2 Billion in the 9 Months –
– Investments include $2.4 Billion in Commercial Lending, Highest in Four Years, Bringing Portfolio to a Record $17.8 Billion –
– Repurchased $108 Million of Common Shares in the Quarter –
– Fitch Reaffirmed their Highest Rating for LNR’s Commercial Special Servicer (CSS1) –
– Dividend of $0.48 per Share –
MIAMI BEACH, FL, November 6, 2026 /PRNewswire/ -- Starwood Property Trust, Inc. (NYSE: STWD) today announced operating results for the fiscal quarter ended September 30, 2026. The Company reported a third quarter GAAP net loss of $389.7 million, inclusive of a $336.6 million credit loss provision and $32.2 million of non-cash property impairments, and Distributable Earnings (a non-GAAP financial measure) was $116.8 million. Distributable Earnings prior to realized commercial lending gains and losses (also a non-GAAP financial measure) was $155.2 million. See definitions and reconciliation tables below.

“The third quarter of the year was somewhat historic. Interest rates skyrocketed and the forward yield curve moved sharply higher. Though the real estate markets continued their healing, bolstered by a meaningful collapse in most all major asset classes, the rise in rates sent a bit of a shock wave through the property sector and related rate sensitive sectors. We held steady and continued to make meaningful investments in the quarter while continuing to resolve our underperforming assets and loans. Through the first 9 months of the year, we have deployed $8.2 billion into our various business lines at very attractive risk adjusted returns. In addition, we still expect to resolve almost half of the underperforming assets we started the year with. Although our borrowers are feeling the pain of higher interest costs, our balance sheet and liquidity remain very strong,” said Barry Sternlicht, Chairman and CEO of Starwood Property Trust.

“We took advantage of favorable market conditions earlier this year, before the significant rate rise, to proactively refinance and extend our corporate debt. We completed approximately $2.1 billion of financing transactions at rates and spreads below those available today. We continue to be even more vigilant in the deployment of capital across our diversified businesses, including investing in our own shares, purchasing a record $108 million in the quarter, as we focus on the most attractive risk-adjusted returns,” added Jeffrey DiModica, President of Starwood Property Trust.

Supplemental Schedules
The Company has published supplemental earnings schedules on its website in order to provide additional disclosure and financial information for the benefit of the Company’s stakeholders. Specifically, these materials can be found on the Company’s website in the Investor Relations section under “Quarterly Results” at www.starwoodpropertytrust.com.
Webcast and Conference Call Information
The Company will host a live webcast and conference call on Friday, November 6, 2026, at 10:00 a.m. Eastern Time. To listen to a live broadcast, access the site at least 15 minutes prior to the scheduled start time in order to register, download and install any necessary audio software. The webcast is available at www.starwoodpropertytrust.com in the Investor Relations section of the website. The Company encourages use of the webcast due to potential extended wait times to access the conference call via dial-in.
To Participate via Telephone Conference Call:
Dial in at least 15 minutes prior to start time.
Domestic: 1-877-407-9039
International: 1-201-689-8470
Conference Call Playback:
Domestic: 1-844-512-2921
International: 1-412-317-6671
Passcode: 13763256
The playback can be accessed through November 20, 2026.
Definitions of Distributable Earnings and Distributable Earnings Prior to Realized Commercial Lending Gains and Losses
Distributable Earnings, a non-GAAP financial measure, is used to compute the Company’s incentive fees to its external manager and is an appropriate supplemental disclosure for a mortgage REIT. For the Company’s purposes, Distributable Earnings is defined as GAAP net income (loss) excluding non-cash equity compensation expense, the incentive fee due to the Company’s external manager, acquisition costs for successful acquisitions, depreciation and amortization of real estate and associated intangibles, any unrealized gains, losses or other non-cash items recorded in net income (loss) for the period and, to the extent deducted from net income (loss), distributions payable with respect to equity securities of subsidiaries issued in exchange for properties or interests therein. The amount is adjusted to exclude one-time events pursuant to changes in GAAP and certain other non-cash adjustments as determined by the Company’s external manager and approved by a majority of the Company’s independent directors.
The Company believes it is also useful to present another non-GAAP financial measure, Distributable Earnings prior to realized commercial lending gains and losses. This measure adjusts Distributable Earnings to exclude realized gains and losses resulting from the disposition or resolution of commercial loans that were on nonaccrual or properties acquired through foreclosure held within the Company’s Commercial and Residential Lending Segment. The Company believes this supplemental measure helps investors assess the earnings capacity of its existing investment portfolio and inform their assessment of future earnings and potential dividends by separately identifying the impact of realized commercial lending gains and losses arising from loan resolutions and dispositions of foreclosed real estate. Because these gains and losses remain an important component of the Company’s overall economic performance and dividend coverage, they are included in Distributable Earnings. The Company’s management and Board of Directors consider both measures when evaluating its performance and determining its dividend.

Refer to the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2026 for additional information regarding Distributable Earnings and Distributable Earnings prior to realized commercial lending gains and losses.

About Starwood Property Trust, Inc.
Starwood Property Trust (NYSE: STWD), an affiliate of global private investment firm Starwood Capital Group, is a leading diversified finance company with a core focus on the real estate and infrastructure sectors. As of September 30, 2026, the Company has successfully deployed $123 billion of capital since inception and manages a portfolio of $32 billion across debt and equity investments. Starwood Property Trust’s investment objective is to generate attractive and stable returns for shareholders, primarily through dividends, by leveraging a premiere global organization to identify and execute on the best risk adjusted returning investments across its target assets. Additional information can be found at www.starwoodpropertytrust.com.
Forward-Looking Statements
Statements in this press release which are not historical fact may be deemed forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are developed by combining currently available information with our beliefs and assumptions and are generally identified by the words “believe,” “expect,” “anticipate” and other similar expressions. Although Starwood Property Trust, Inc. believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be attained. Factors that could cause actual results to differ materially from the Company’s expectations include, but are not limited to, completion of pending investments and financings, continued ability to acquire additional investments, competition within the finance and real estate industries, availability of financing, and other risks detailed under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as well as other risks and uncertainties set forth from time to time in the Company’s reports filed with the SEC, including its Quarterly Report on Form 10-Q for the quarter ended September 30, 2026.
In light of these risks and uncertainties, there can be no assurances that the results referred to in the forward-looking statements contained herein will in fact occur. Except to the extent required by applicable law or regulation, we undertake no obligation to, and expressly disclaim any such obligation to, update or revise any forward-looking statements to reflect changed assumptions, the occurrence of anticipated or unanticipated events, changes to future results over time or otherwise.

Additional information can be found on the Company’s website at www.starwoodpropertytrust.com.

Contact:
Zachary Tanenbaum
Starwood Property Trust
Phone: 203-422-7788
Email: ztanenbaum@starwood.com

Starwood Property Trust, Inc. and Subsidiaries
Condensed Consolidated Statement of Operations by Segment
For the three months ended September 30, 2026
(Amounts in thousands)

	Commercial and Residential Lending Segment	Infrastructure Lending Segment	Property Segment	Investing and Servicing Segment	Corporate	Subtotal	Securitization VIEs	Total
Revenues:
Interest income from loans	$341,142	$66,654	$—	$1,466	$—	$409,262	$—	$409,262
Interest income from investment securities	15,409	2,090	—	22,206	—	39,705	(31,297)	8,408
Servicing fees	67	—	—	36,899	—	36,966	(6,650)	30,316
Rental income	18,498	—	68,340	3,710	—	90,548	—	90,548
Other revenues	2,417	1,768	117	2,129	888	7,319	—	7,319
Total revenues	377,533	70,512	68,457	66,410	888	583,800	(37,947)	545,853
Costs and expenses:
Management fees	161	—	—	—	29,881	30,042	—	30,042
Interest expense	167,070	38,810	32,259	7,724	113,482	359,345	(200)	359,145
General and administrative	14,528	5,590	7,067	18,755	3,955	49,895	—	49,895
Costs of rental operations	16,645	—	7,740	3,081	—	27,466	—	27,466
Depreciation and amortization	4,544	10	30,753	1,044	251	36,602	—	36,602
Credit loss provision (reversal), net	336,824	(212)	—	—	—	336,612	—	336,612
Other expense (reversal), net	83	33	61	(203)	—	(26)	—	(26)
Total costs and expenses	539,855	44,231	77,880	30,401	147,569	839,936	(200)	839,736
Other income (loss):
Change in net assets related to consolidated VIEs	—	—	—	—	—	—	33,644	33,644
Change in fair value of servicing rights	—	—	—	822	—	822	1,862	2,684
Change in fair value of investment securities, net	879	—	—	(3,666)	—	(2,787)	2,657	(130)
Change in fair value of mortgage loans, net	(121,362)	—	—	(276)	—	(121,638)	—	(121,638)
Income from affordable housing fund investments	—	—	23,060	—	—	23,060	—	23,060
Earnings from unconsolidated entities	786	1,648	—	484	—	2,918	(416)	2,502
(Loss) gain on sale of investments and other assets, net	(11,580)	—	145	—	—	(11,435)	—	(11,435)
Gain (loss) on derivative financial instruments, net	84,663	3,470	14,792	815	(87,314)	16,426	—	16,426
Foreign currency (loss) gain, net	(480)	—	11	—	—	(469)	—	(469)
Loss on extinguishment of debt	—	—	—	—	(867)	(867)	—	(867)
Other (loss) income, net	(34,563)	—	434	1	—	(34,128)	—	(34,128)
Total other (loss) income	(81,657)	5,118	38,442	(1,820)	(88,181)	(128,098)	37,747	(90,351)
Income (loss) before income taxes	(243,979)	31,399	29,019	34,189	(234,862)	(384,234)	—	(384,234)
Income tax benefit (provision)	7,419	(267)	(19)	(4,064)	—	3,069	—	3,069
Net (loss) income	(236,560)	31,132	29,000	30,125	(234,862)	(381,165)	—	(381,165)
Net (income) loss attributable to non-controlling interests	(3)	—	(9,012)	472	—	(8,543)	—	(8,543)
Net (loss) income attributable to Starwood Property Trust, Inc.	$(236,563)	$31,132	$19,988	$30,597	$(234,862)	$(389,708)	$—	$(389,708)

Reconciliation of Net Income to Distributable Earnings and Distributable Earnings Prior to Realized Commercial Lending Gains and Losses
For the three months ended September 30, 2026
(Amounts in thousands except per share data)

	Commercial and Residential Lending Segment	Infrastructure Lending Segment	Property Segment	Investing and Servicing Segment	Corporate	Total
Net (loss) income attributable to Starwood Property Trust, Inc.	(236,563)	31,132	19,988	30,597	(234,862)	$(389,708)
Add / (Deduct):
Non-controlling interests attributable to Woodstar II Class A Units	—	—	4,628	—	—	4,628
Non-controlling interests attributable to unrealized gains/losses	—	—	714	(929)	—	(215)
Non-cash equity compensation expense	2,613	797	(269)	1,467	6,472	11,080
Depreciation and amortization	4,580	—	31,237	1,083	—	36,900
Straight-line rent adjustment	—	—	(1,864)	57	—	(1,807)
Interest income adjustment for loans and securities	4,558	—	—	13,207	—	17,765
Consolidated income tax (benefit) provision associated with fair value adjustments	(7,419)	267	19	4,064	—	(3,069)
Other non-cash items	3	(1)	(82)	(406)	—	(486)
Reversal of GAAP unrealized and realized (gains) / losses on:
Loans	121,362	—	—	276	—	121,638
Credit loss provision (reversal), net	336,824	(212)	—	—	—	336,612
Securities	(879)	—	—	3,666	—	2,787
Woodstar Fund investments	—	—	(23,060)	—	—	(23,060)
Derivatives	(84,663)	(3,470)	(14,792)	(815)	87,314	(16,426)
Foreign currency	480	—	(11)	—	—	469
Earnings from unconsolidated entities	(786)	(1,648)	—	(484)	—	(2,918)
Sales of properties	11,563	—	(145)	—	—	11,418
Unrealized impairment of properties	32,163	—	—	—	—	32,163
Recognition of Distributable realized gains / (losses) on:
Loans	(715)	—	—	1,164	—	449
Securities	(437)	—	—	(8,415)	—	(8,852)
Woodstar Fund investments	—	—	19,591	—	—	19,591
Derivatives	(6,720)	(5)	10,072	519	(7,550)	(3,684)
Foreign currency	8,249	—	11	—	—	8,260
Earnings from unconsolidated entities	786	476	—	490	—	1,752
Sales of properties	(38,397)	—	(120)	—	—	(38,517)
Distributable Earnings (Loss)	$146,602	$27,336	$45,917	$45,541	$(148,626)	$116,770
Realized losses on foreclosed property sales	38,397	—	—	—	—	38,397
Distributable Earnings (Loss) prior to realized commercial lending gains and losses	$184,999	$27,336	$45,917	$45,541	$(148,626)	$155,167
Distributable Earnings (Loss) per weighted average diluted share	$0.39	$0.07	$0.12	$0.12	$(0.39)	$0.31
Distributable Earnings (Loss) prior to realized commercial lending gains and losses per weighted average diluted share	$0.49	$0.07	$0.12	$0.12	$(0.39)	$0.41

Starwood Property Trust, Inc. and Subsidiaries
Condensed Consolidated Statement of Operations by Segment
For the nine months ended September 30, 2026
(Amounts in thousands)

	Commercial and Residential Lending Segment	Infrastructure Lending Segment	Property Segment	Investing and Servicing Segment	Corporate	Subtotal	Securitization VIEs	Total
Revenues:
Interest income from loans	$978,607	$195,083	$—	$7,798	$—	$1,181,488	$—	$1,181,488
Interest income from investment securities	46,390	2,955	—	68,309	—	117,654	(99,058)	18,596
Servicing fees	290	—	—	108,994	—	109,284	(14,281)	95,003
Rental income	54,611	—	193,010	10,752	—	258,373	—	258,373
Other revenues	6,430	4,715	936	4,056	2,380	18,517	—	18,517
Total revenues	1,086,328	202,753	193,946	199,909	2,380	1,685,316	(113,339)	1,571,977
Costs and expenses:
Management fees	358	—	—	—	96,423	96,781	—	96,781
Interest expense	482,743	114,131	88,985	23,667	323,700	1,033,226	(598)	1,032,628
General and administrative	46,299	17,523	23,860	64,344	12,896	164,922	—	164,922
Costs of rental operations	46,022	—	22,254	8,637	—	76,913	—	76,913
Depreciation and amortization	13,561	29	87,968	3,276	754	105,588	—	105,588
Credit loss provision (reversal), net	367,226	(827)	—	—	—	366,399	—	366,399
Other expense	248	932	360	38	—	1,578	—	1,578
Total costs and expenses	956,457	131,788	223,427	99,962	433,773	1,845,407	(598)	1,844,809
Other income (loss):
Change in net assets related to consolidated VIEs	—	—	—	—	—	—	99,233	99,233
Change in fair value of servicing rights	—	—	—	2,844	—	2,844	1,047	3,891
Change in fair value of investment securities, net	(257)	—	—	(13,304)	—	(13,561)	13,468	(93)
Change in fair value of mortgage loans, net	(155,053)	—	—	20,686	—	(134,367)	—	(134,367)
Income from affordable housing fund investments	—	—	40,453	—	—	40,453	—	40,453
Earnings from unconsolidated entities	786	5,168	—	1,089	—	7,043	(1,007)	6,036
(Loss) gain on sale of investments and other assets, net	(11,282)	—	641	2,264	—	(8,377)	—	(8,377)
Gain (loss) on derivative financial instruments, net	122,555	3,909	25,422	2,040	(142,987)	10,939	—	10,939
Foreign currency (loss) gain, net	(12,314)	—	49	—	—	(12,265)	—	(12,265)
Loss on extinguishment of debt	—	(31)	(304)	—	(867)	(1,202)	—	(1,202)
Other (loss) income, net	(40,035)	51	(967)	7	—	(40,944)	—	(40,944)
Total other (loss) income	(95,600)	9,097	65,294	15,626	(143,854)	(149,437)	112,741	(36,696)
Income (loss) before income taxes	34,271	80,062	35,813	115,573	(575,247)	(309,528)	—	(309,528)
Income tax benefit (provision)	16,611	(412)	6	(15,415)	—	790	—	790
Net income (loss)	50,882	79,650	35,819	100,158	(575,247)	(308,738)	—	(308,738)
Net income attributable to non-controlling interests	(10)	—	(21,164)	(1,361)	—	(22,535)	—	(22,535)
Net income (loss) attributable to Starwood Property Trust, Inc.	$50,872	$79,650	$14,655	$98,797	$(575,247)	$(331,273)	$—	$(331,273)

Reconciliation of Net Income to Distributable Earnings and Distributable Earnings Prior to Realized Commercial Lending Gains and Losses
For the nine months ended September 30, 2026
(Amounts in thousands except per share data)

	Commercial and Residential Lending Segment	Infrastructure Lending Segment	Property Segment	Investing and Servicing Segment	Corporate	Total
Net income (loss) attributable to Starwood Property Trust, Inc.	$50,872	$79,650	$14,655	$98,797	$(575,247)	$(331,273)
Add / (Deduct):
Non-controlling interests attributable to Woodstar II Class A Units	—	—	13,886	—	—	13,886
Non-controlling interests attributable to unrealized gains/losses	—	—	(3,317)	(7,900)	—	(11,217)
Non-cash equity compensation expense	8,282	2,337	3,740	4,341	19,687	38,387
Management incentive fee	—	—	—	—	5,567	5,567
Depreciation and amortization	13,670	—	89,443	3,396	—	106,509
Straight-line rent adjustment	—	—	(5,210)	228	—	(4,982)
Interest income adjustment for loans and securities	14,307	—	—	31,269	—	45,576
Consolidated income tax (benefit) provision associated with fair value adjustments	(16,611)	412	(6)	15,415	—	(790)
Other non-cash items	10	446	(246)	(1,219)	—	(1,009)
Reversal of GAAP unrealized and realized (gains) / losses on:
Loans	155,053	—	—	(20,686)	—	134,367
Credit loss provision (reversal), net	367,226	(827)	—	—	—	366,399
Securities	257	—	—	13,304	—	13,561
Woodstar Fund investments	—	—	(40,453)	—	—	(40,453)
Derivatives	(122,555)	(3,909)	(25,422)	(2,040)	142,987	(10,939)
Foreign currency	12,314	—	(49)	—	—	12,265
Earnings from unconsolidated entities	(786)	(5,168)	—	(1,089)	—	(7,043)
Sales of properties	11,207	—	(641)	(2,264)	—	8,302
Unrealized impairment of properties	32,163	—	—	—	—	32,163
Recognition of Distributable realized gains / (losses) on:
Loans	(1,537)	—	—	22,358	—	20,821
Securities	(574)	—	—	(14,351)	—	(14,925)
Woodstar Fund investments	—	—	56,620	—	—	56,620
Derivatives	14,485	274	6,748	2,445	(13,274)	10,678
Foreign currency	9,191	—	49	—	—	9,240
Earnings from unconsolidated entities	786	3,133	—	1,395	—	5,314
Sales of properties	(43,150)	—	(255)	1,928	—	(41,477)
Distributable Earnings (Loss)	$504,610	$76,348	$109,542	$145,327	$(420,280)	$415,547
Realized losses on foreclosed property sales	43,150	—	—	—	—	43,150
Distributable Earnings (Loss) prior to realized commercial lending gains and losses	$547,760	$76,348	$109,542	$145,327	$(420,280)	$458,697
Distributable Earnings (Loss) per weighted average diluted share	$1.32	$0.20	$0.29	$0.38	$(1.10)	$1.09
Distributable Earnings (Loss) prior to realized commercial lending gains and losses per weighted average diluted share	$1.44	$0.20	$0.29	$0.38	$(1.10)	$1.21

Starwood Property Trust, Inc. and Subsidiaries
Condensed Consolidated Balance Sheet by Segment
As of September 30, 2026
(Amounts in thousands)

	Commercial and Residential Lending Segment	Infrastructure Lending Segment	Property Segment	Investing and Servicing Segment	Corporate	Subtotal	Securitization VIEs	Total
Assets:
Cash and cash equivalents	$18,143	$145,463	$101,493	$8,922	$117,914	$391,935	$—	$391,935
Restricted cash	184,359	54,211	2,557	201	79,486	320,814	—	320,814
Loans held-for-investment, net	17,072,140	2,896,938	—	—	—	19,969,078	—	19,969,078
Loans held-for-sale	1,990,315	—	—	65,323	—	2,055,638	—	2,055,638
Investment securities	649,301	120,927	—	1,247,455	—	2,017,683	(1,521,580)	496,103
Properties, net	876,502	—	2,961,467	31,354	—	3,869,323	—	3,869,323
Investments of consolidated affordable housing fund	—	—	1,677,329	—	—	1,677,329	—	1,677,329
Investments in unconsolidated entities	8,514	63,165	—	33,398	—	105,077	(15,224)	89,853
Goodwill	—	119,409	—	140,437	—	259,846	—	259,846
Intangible assets, net	2,375	—	397,210	71,793	—	471,378	(36,207)	435,171
Derivative assets	107,398	—	1,947	1,852	—	111,197	—	111,197
Accrued interest receivable	208,648	5,374	42	245	1,528	215,837	—	215,837
Other assets	202,168	13,839	119,003	(25,646)	54,846	364,210	—	364,210
VIE assets, at fair value	—	—	—	—	—	—	27,698,776	27,698,776
Total Assets	$21,319,863	$3,419,326	$5,261,048	$1,575,334	$253,774	$31,829,345	$26,125,765	$57,955,110
Liabilities and Equity
Liabilities:
Accounts payable, accrued expenses and other liabilities	$292,575	$32,076	$122,330	$44,852	$136,669	$628,502	$—	$628,502
Related-party payable	—	—	—	—	27,436	27,436	—	27,436
Dividends payable	—	—	—	—	177,717	177,717	—	177,717
Derivative liabilities	54,250	—	—	—	70,366	124,616	—	124,616
Secured financing agreements, net	11,052,618	690,771	545,906	590,343	2,488,716	15,368,354	(19,542)	15,348,812
Securitized financing, net	977,302	1,810,950	1,712,534	—	—	4,500,786	—	4,500,786
Unsecured senior notes, net	—	—	—	—	4,481,280	4,481,280	—	4,481,280
VIE liabilities, at fair value	—	—	—	—	—	—	26,145,307	26,145,307
Total Liabilities	12,376,745	2,533,797	2,380,770	635,195	7,382,184	25,308,691	26,125,765	51,434,456
Temporary Equity: Redeemable non-controlling interests	—	—	359,225	—	—	359,225	—	359,225
Permanent Equity:
Starwood Property Trust, Inc. Stockholders’ Equity:
Common stock	—	—	—	—	3,799	3,799	—	3,799
Additional paid-in capital	2,152,617	451,876	223,135	(1,037,681)	5,213,142	7,003,089	—	7,003,089
Treasury stock	—	—	—	—	(275,730)	(275,730)	—	(275,730)
Retained earnings (accumulated deficit)	6,782,954	433,653	2,092,093	1,857,994	(12,069,621)	(902,927)	—	(902,927)
Accumulated other comprehensive income	7,429	—	—	—	—	7,429	—	7,429
Total Starwood Property Trust, Inc. Stockholders’ Equity	8,943,000	885,529	2,315,228	820,313	(7,128,410)	5,835,660	—	5,835,660
Non-controlling interests in consolidated subsidiaries	118	—	205,825	119,826	—	325,769	—	325,769
Total Permanent Equity	8,943,118	885,529	2,521,053	940,139	(7,128,410)	6,161,429	—	6,161,429
Total Liabilities and Equity	$21,319,863	$3,419,326	$5,261,048	$1,575,334	$253,774	$31,829,345	$26,125,765	$57,955,110